Supplement Dated January 21, 2011

To the Product Prospectuses for:

ING LIFE INSURANCE AND ANNUITY COMPANY

Variable Life Account B of ING Life Insurance & Annuity Company

AetnaVest

AetnaVest II

AetnaVest Plus

AetnaVest Estate Protector

AetnaVest Estate Protector II

Corporate VUL

Corporate VUL II

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

The ING Legg Mason Aggressive Growth Portfolio (Disappearing Portfolio) has merged with and into the ING Large Cap Growth Portfolio (Surviving Portfolio) effective January 21, 2011.

The following information amends the “Funds” section of your product prospectus:

Fund	Management (advisory) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expenses	Fees and Expenses Waived or Reimbursed*	Total Net Fund Annual Expenses
ING Large Cap Growth Portfolio	0.55%	0.16%	0.00%	0.71%	(0.11)%	0.60%

* DSL, the Adviser, is contractually obligated to limit expenses of Large Cap Growth Portfolio through at least May 1, 2012, subject to possible recoupment by DSL within three years. The obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses. The expense limitation agreement is automatically renewed for one-year terms unless terminated by the Portfolio or DSL upon written notice at least 90 days prior to the end of the then current term or upon termination of the management agreement.